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                            MMA PRAXIS MUTUAL FUNDS

                      SUPPLEMENT DATED SEPTEMBER 16, 1998
                     TO THE PROSPECTUS DATED MARCH 25, 1998


     1. The following information is added to the Prospectus on Page 25 under the heading "Contingent Deferred Sales Charge" in the last paragraph on that page after the third sentence:

     For example, assume an investor purchased 100 Shares at $10 a Share (for a total cost of $1,000), three years later the Shares have a net value of $12 per Share and during that time the investor acquired 10 additional Shares through dividend reinvestment. If the investor then makes one redemption of 50 Shares (resulting in proceeds of $600, 50 Shares x $12 per share), the first 10 Shares redeemed will not be subject to the contingent deferred sales charge because they were acquired through reinvestment of dividends. With respect to the remaining 40 Shares redeemed, the contingent deferred sales charge is charged at $10 per Share (because the original purchase price of $10 per Share is lower than the current net asset value of $12 per Share). Therefore, only $400 of the $600 such investor received from selling his or her Shares will be subject to the contingent deferred sales charge, at a rate of 3.0% (the applicable rate in the third year after purchase).

     2. The following sales charge waiver categories are added to the Prospectus on Page 26 under the heading "Waiver of the Contingent Deferred Sales Charge":

          (8) provided that the Shareholder withdraws no more than 12% of the account value annually using the Auto Withdrawal Plan feature, subject to the limitations set forth under "Auto Withdrawal Plan", below; and

          (9) owned by employees of firms that have entered into an agreement to offer the Funds as part of their retirement or deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b) or 457 of the Internal Revenue Code.

     3. The following information is added to the Prospectus on Page 31 under the heading "Auto Withdrawal Plan" after the second sentence:

     No contingent deferred sales charge will be assessed on redemptions made in accordance with this feature that do not exceed 12% of an account's net asset value on an annualized basis. For example, monthly and quarterly redemptions will not be subject to the contingent deferred sales charge if they do not exceed 1% or 3%, respectively, of an account's net asset value on the redemption date. Any redemptions in accordance with this feature in excess of this limit are still subject to the applicable contingent deferred sales charges.


               INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THEIR
                        PROSPECTUS FOR FUTURE REFERENCE